Other current assets	12 Months Ended
Dec. 31, 2022
Other current assets
Other current assets

7. Other current assets

	December 31,	December 31,
	2022	2021
Other financial assets	3,165	17,145
Trade and other receivables	416,875	164,785
Contract asset (Indivior PLC)	181,441	159,636
Prepayments	270,394	1,115,374
Total other current assets	871,875	1,456,940

Other current assets decreased by CHF 0.6 million as of December 31, 2022 compared to December 31, 2021 including a decrease of CHF 0.8 million in prepayments primarily due to reduced prepaid amounts related to dipraglurant clinical development activities partially offset by an increase of CHF 0.3 million in the combined amount of contract assets, trade and other receivables primarily relating to the research agreement with Indivior. The Group applies the IFRS 9 simplified approach to measuring expected credit losses (“ECL”), which uses a lifetime expected loss allowance for all contract assets, trade receivables and other receivables. As of December 31, 2022, the combined amount of the contract asset, trade receivables and other receivables amounted to CHF 0.6 million (CHF 0.3 million as of December 31, 2021) including CHF 0.4 million for the research agreement with Indivior (CHF 0.2 million as of December 31, 2021), CHF 0.1 million for the grant from Eurostars/Innosuisse (CHF 0.1 million as of December 31, 2021). The Group has considered that the contract asset, trade receivables and other receivables have a low risk of default based on historic loss rates and forward-looking information on macroeconomic factors affecting the ability of the third parties to settle invoices. As a result, expected loss allowance has been deemed as nil as of December 31, 2022, 2021 and 2020.